                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 33-81476

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                           VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS
                             DATED JANUARY 29, 1998
                          VARIABLE ANNUITY ACCOUNT ONE
                       SUPPLEMENT TO THE ICAP PROSPECTUS
                              DATED APRIL 1, 1998
                          VARIABLE ANNUITY ACCOUNT TWO
           SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE PROSPECTUS DATED
                               DECEMBER 29, 1998
                         VARIABLE ANNUITY ACCOUNT FOUR
                  SUPPLEMENT TO THE ANCHOR ADVISOR PROSPECTUS
                              DATED APRIL 1, 1998
                         VARIABLE ANNUITY ACCOUNT FIVE
                      SUPPLEMENT TO THE SEASONS PROSPECTUS
                              DATED JULY 28, 1998
                         VARIABLE ANNUITY ACCOUNT SEVEN
                   SUPPLEMENT TO THE POLARIS PLUS PROSPECTUS
                            DATED DECEMBER 10, 1998
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     Effective January 1, 1999, SunAmerica, Inc. merged with American
International Group, Inc. ("AIG"), a Delaware Corporation. Anchor National Life Insurance Company is now an indirect, wholly-owned subsidiary of AIG.


Date:  January 4, 1999


               Please keep this Supplement with your Prospectus.